SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                February 21, 1996



                            NORWEST CORPORATION
            (Exact name of registrant as specified in its charter)



         Delaware                      1-2979               41-0449260
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)        Identification No.)



                  Norwest Center
               Sixth and Marquette
              Minneapolis, Minnesota                              55479
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code:  612-667-1234




This Form 8-K/A amends and restates the pro forma net income per common share, primary and fully diluted, as presented on the Unaudited Pro Forma Combining Statement of Income, pages 4 and 5, of the registrant's Form 8-K dated February 20, 1996.

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                          NORWEST CORPORATION AND SUBSIDIARIES
                     UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                          FOR THE YEAR ENDED DECEMBER 31, 1995


In millions, except per common share amounts                                      Pro Forma
                                                          Combining   Pro Forma   Combining
                                               Norwest    Companies  Adjustments    Income
                                             Corporation   Note (1)    Note (3)   Statement

INTEREST INCOME ON
Loans and leases ........................... $ 3,955.8       318.0         -       4,273.8
Investment securities ......................   1,149.1       123.1         -       1,272.2
Loans held for sale ........................     195.7         0.2         -         195.9
Mortgages held for sale ....................     366.2       231.0         -         597.2
Money market investments ...................      35.7        16.4         -          52.1
Trading account securities..................      14.8         -           -          14.8
      Total interest income ................   5,717.3       688.7         -       6,406.0

INTEREST EXPENSE ON
Deposits....................................   1,156.3       199.9         -       1,356.2
Short-term borrowings.......................     515.8       202.4         -         718.2
Long-term debt...............................    775.9        10.5        28.5       814.9
      Total interest expense................   2,448.0       412.8        28.5     2,889.3
         Net interest income................   3,269.3       275.9       (28.5)    3,516.7
Provision for credit losses.................     312.4        12.4         -         324.8
         Net interest income after
           provision for credit losses......   2,956.9       263.5       (28.5)    3,191.9

NON-INTEREST INCOME
Trust.......................................     240.7         8.1         -         248.8
Service charges on deposit accounts.........     268.8        38.6         -         307.4
Mortgage banking............................     532.8       175.0       (22.8)      685.0
Data processing.............................      72.4         2.7         -          75.1
Credit card.................................     132.8         -           -         132.8
Insurance...................................     244.2         -           -         244.2
Other fees and service charges..............     230.3         2.4         -         232.7
Net investment securities gains.............       0.6         -           -           0.6
Net investment and mortgage-backed securi-
  ties available for sale losses............     (36.2)        1.3         -         (34.9)
Net venture capital gains...................     102.1         -           -         102.1
Other ......................................      76.5         9.6         -          86.1
      Total non-interest income.............   1,865.0       237.7       (22.8)    2,079.9

NON-INTEREST EXPENSES
Salaries and benefits ......................   1,745.1       191.9         -       1,937.0
Net occupancy...............................     254.4        40.5         -         294.9
Equipment rentals, depreciation
  and maintenance...........................     272.7        26.7         -         299.4
Business development........................     172.2        13.0         -         185.2
Communication...............................     225.0          -          -         225.0
Data processing.............................     136.2         3.7         -         139.9
FDIC assessment and regulatory
  examination fees..........................      78.6         8.4         -          87.0
Intangible asset amortization...............     124.7         3.9         6.0       134.6
Other ......................................     390.2        99.5         -         489.7
      Total non-interest expenses...........   3,399.1       387.6         6.0     3,792.7

(Continued on Page 3)                            2


                          NORWEST CORPORATION AND SUBSIDIARIES
                     UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                          FOR THE YEAR ENDED DECEMBER 31, 1995


In millions, except per common share amounts                                      Pro Forma
                                                          Combining   Pro Forma   Combining
                                               Norwest    Companies  Adjustments    Income
                                             Corporation  Notes (1)    Note (3)   Statement

(Continued from page 2)

                                            c>
INCOME BEFORE INCOME TAXES..................   1,422.8       113.6       (57.3)    1,479.1
Income tax expense .........................     466.8        43.7       (19.7)      490.8

NET INCOME ................................. $   956.0        69.9       (37.6)      988.3

Average Common and Common
   Equivalent Shares - Note (3).............     331.7                    19.1       350.8

PER COMMON SHARE
   Net Income
     Primary ............................... $    2.76                                2.70
     Fully diluted .........................      2.73                                2.67


See notes to unaudited pro forma combining financial information.

















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





                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORWEST CORPORATION



February 21, 1996                          By  /s/ Michael A. Graf
                                             Senior Vice President
                                               and Controller
                                             (Principal Accounting Officer)



































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